UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2016 (May 5, 2016)

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534
(Address of Principal Executive Offices)	(Zip Code)

 Registrant’s telephone number, including area code: (609) 730-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2016, Ocean Power Technologies, Inc. (the “Company”) entered into a Stipulation and Agreement of Class Settlement (the “Stipulation”) to settle the securities class action litigation captioned In re Ocean Power Technologies, Inc. Securities Litigation, Case No. 14-3799 (FLW)(LHG) (District of New Jersey) (the “Securities Class Action”), which is pending against it in the United States District Court for the District of New Jersey (the “Court”). If approved by the Court, the Stipulation will resolve the claims asserted in the Securities Class Action against the Company, the underwriter of the Company’s April 4, 2014 public offering, and a former officer and director of the Company, by a class consisting of investors in the Company from January 14, 2014 through July 29, 2014, and investors who purchased the Company’s securities pursuant to and/or traceable to the Company’s April 4, 2014 offering of shares of its common stock, par value $0.001 per share (the “Common Stock”). The Stipulation will settle the Securities Class Action without any admission or concession of wrongdoing or liability by the Company or the other defendants. The Stipulation provides, among other things, for a settlement payment by or on behalf of the Company of $3,000,000 in cash, of which the Company will pay $500,000 and the Company’s insurer will pay $2,500,000, and the issuance by the Company of 380,000 shares of its Common Stock (the “Settlement Shares”) to the class members. In connection with the settlement, in the Stipulation, the parties have agreed to execute mutually agreeable releases.

The terms of the Stipulation, including the settlement payment and the issuance of the Settlement Shares, are subject to approval by the Court following notice to all class members. The issuance of the Settlement Shares is expected to be exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

The Settlement Shares of the Company to be issued in the settlement are subject to the entry of a final order of approval by the Court after notice to all class members, and are expected to be issued in a transaction exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1

Stipulation and Agreement of Class Settlement dated as of May 5, 2016, entered into among Lead Plaintiff FiveMore Special Situations Fund Ltd., individually and on behalf of the Class, and Defendants Ocean Power Technologies, Inc., Charles F. Dunleavy, and Roth Capital Partners, LLC by and through their respective counsel of record relating to the litigation captioned In re Ocean Power Technologies, Inc. Securities Litigation, Case No. 14-3799 (FLW)(LHG) (U.S. District Court, District of New Jersey)

99.1	Press Release of the Company, dated May 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.

Date: May 11, 2016	By:	/s/ Mark A. Featherstone
	Name:	Mark A. Featherstone
	Title:	Chief Financial Officer

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1

Stipulation and Agreement of Class Settlement dated as of May 5, 2016, entered into among Lead Plaintiff FiveMore Special Situations Fund Ltd., individually and on behalf of the Class, and Defendants Ocean Power Technologies, Inc., Charles F. Dunleavy, and Roth Capital Partners, LLC by and through their respective counsel of record relating to the litigation captioned In re Ocean Power Technologies, Inc. Securities Litigation, Case No. 14-3799 (FLW)(LHG) (U.S. District Court, District of New Jersey)

99.1	Press Release of the Company, dated May 11, 2016